UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 6, 2006
WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On September 29, 2006, Wendy’s International, Inc. (“Wendy’s”) completed the spin-off of Tim Hortons Inc. (“THI”). As a result of the spin-off of THI, on October 5, 2006, Wendy’s filed with the Securities and Exchange Commission on Form 8-K certain required pro forma financial statements reflecting the spin-off of THI. Attached hereto as Exhibit 99 are quarterly pro forma financial statements of Wendy’s that are not required by the Form 8-K requirements, which also reflect the spin-off of THI. These additional pro forma statements are considered furnished and not filed herewith.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
Exhibit 99 — Unaudited quarterly pro forma financial statements of Wendy’s reflecting the spin-off of THI furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.
By:	/s/ Kerrii B. Anderson
Kerrii B. Anderson
Chief Executive Officer and President

Date October 6, 2006

3